Fees Summary	Sep. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,728,156.00
Previously Paid Amount	0.00
Total Fee Amount	723.88
Total Offset Amount	0.00
Net Fee	$ 723.88